Preliminary Proxy Material, Subject to Completion, Dated February 23, 2017

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Amendment No. 1)

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

ECOLOGY AND ENVIRONMENT, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Preliminary Proxy Material, Subject to Completion, Dated February 23, 2017

ECOLOGY AND ENVIRONMENT, INC.

368 Pleasant View Drive

Lancaster, NY 14086

March     , 2017

To Our Shareholders:

On behalf of the Board of Directors, we cordially invite you to attend the 46th Annual Meeting of the Shareholders (the “Annual Meeting”) of Ecology and Environment, Inc. (the “Company”), to be held at Samuel’s Grande Manor, 8750 Main Street, Williamsville, New York, on Thursday, April 20, 2017, at 9:00 a.m., Eastern Daylight Savings Time. At the Annual Meeting, shareholders will be asked to consider and vote upon the following proposals:

1.	To elect two (2) Class A directors and five (5) Class B directors, all to serve on the Company’s Board of Directors (the “Board”) until the next Annual Meeting of Shareholders or until their successors are elected and qualified;

2.	To adopt the Ecology and Environment, Inc. 2016 Stock Award Plan (the “2016 Stock Plan”);

3.	To hold a non-binding, advisory vote on the 2016 compensation of our named executive officers; and

4.	To act on such other matters as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

The Formal Notice of Annual Meeting, along with the Proxy Statement, a WHITE proxy card and the Company’s 2016 Annual Report to Shareholders, accompany this letter.

The attached Proxy Statement describes the matters that we expect to act upon at the Annual Meeting. The Board of Directors unanimously recommends that you use the enclosed WHITE proxy card to vote “FOR” the election of the director candidates nominated by the Board of Directors, namely Robert J. Untracht and Michael S. Betrus as Class A Directors and Frank B. Silvestro, Gerald A. Strobel, Ronald L. Frank, Marshall A. Heinberg and Michael C. Gross as Class B Directors; “FOR” the adoption of the 2016 Stock Plan; and “FOR” the advisory vote as to executive compensation.

As you may be aware, Mill Road Capital II LP (“MRC”) has proposed to nominate two alternative Class A director nominees for election at the Annual Meeting, Justin C. Jacobs and Michael El-Hillow. However, the Board of Directors DOES NOT ENDORSE MRC’s nominees, and unanimously recommends that you vote “FOR” the election of each of the nominees proposed by the Board of Directors.

It is important that your shares be represented at the Annual Meeting whether or not you are personally able to attend. Even if you plan to attend the Annual Meeting, we hope that you will read the enclosed Notice of Annual Meeting, Proxy Statement and the voting instructions. We hope that you will promptly vote by completing, signing and dating the WHITE Proxy Card and mailing it in the enclosed, postage pre-paid envelope, or vote by telephone or the Internet by following the instructions on the WHITE Proxy Card or voting instructions provided to you. If your shares are not registered in your own name and you would like to attend the Annual Meeting, please ask the broker, bank or other nominee that holds your shares to provide you with evidence of your share ownership.

The Board of Directors strongly encourages you NOT to return any proxy card sent to you by MRC. If you vote using a proxy card sent to you by MRC, you can subsequently revoke it by following the instructions on the WHITE Proxy Card or voting instructions provided to you to vote over the Internet or by telephone or by completing, signing and dating the enclosed WHITE Proxy Card and mailing it in the postage pre-paid envelope provided. Only your latest dated proxy will count. Any proxy may be revoked at any time prior to its exercise at the Annual Meeting as described in the accompanying Proxy Statement.

IF YOU SIGN AND RETURN YOUR PROXY CARD WITHOUT AN INDICATION OF HOW YOU WISH TO VOTE, YOUR SHARES WILL BE VOTED “FOR” THE ELECTION OF EACH BOARD OF DIRECTORS CANDIDATE NOMINATED BY THE BOARD OF DIRECTORS, “FOR” THE 2016 STOCK PLAN AND “FOR” THE APPROVAL OF EXECUTIVE COMPENSATION.

The Board has fixed the close of business on March     , 2017 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting or any postponement or adjournment thereof. Accordingly, only shareholders of record at the close of business on the Record Date are entitled to notice of, and shall be entitled to vote at, the Annual Meeting or any postponement or adjournment thereof.

Your vote is important. You are requested to carefully read the Proxy Statement and accompanying Notice of Annual Meeting for a more complete statement of matters to be considered at the Annual Meeting.

Sincerely,

FRANK B. SILVESTRO

Chairman of the Board

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 20, 2017:

The Notice of Annual Meeting of Shareholders, the Proxy Statement, the form of WHITE proxy card and the Company’s 2016 Annual Report to Shareholders are also available at http://www.proxydocs.com/EEI.

Preliminary Proxy Material

Subject to Completion, Dated February 23, 2017

ECOLOGY AND ENVIRONMENT, INC.

368 Pleasant View Drive

Lancaster, NY 14086

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of Ecology and Environment, Inc.:

Notice is hereby given that the 46th Annual Meeting of Shareholders (the “Annual Meeting”) of Ecology and Environment, Inc. (the “Company”) will be held at the time, date and location set forth below:

Date of Meeting:	April 20, 2017
Time:	9:00 a.m., Eastern Daylight Savings Time
Place:	Samuel’s Grande Manor
8750 Main Street
Williamsville, NY 14221

At the Annual Meeting, shareholders will be asked to consider and vote upon the following proposals:

1.	To elect two (2) Class A directors and five (5) Class B directors, all to serve on the Company’s Board of Directors (the “Board”) until the next Annual Meeting of Shareholders or until their successors are qualified and elected;

2.	To adopt the Ecology and Environment, Inc. 2016 Stock Award Plan (the “2016 Stock Plan”);

3.	To hold a non-binding, advisory vote on the 2016 compensation of our named executive officers; and

4.	To act on such other matters as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

YOUR VOTE IS EXTREMELY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. If you are a shareholder of record, whether or not you personally plan to attend the Annual Meeting, please take a few minutes now to vote by completing, signing and dating the enclosed WHITE Proxy Card and mailing it in the postage pre-paid envelope provided or vote by telephone or the Internet by following the instructions on the WHITE Proxy Card. If your shares are held in “street name,” that is, held for your account by a broker, bank or other nominee, you will receive instructions from the holder of record that you must follow for your shares to be voted.

As you may be aware, Mill Road Capital II LP (“MRC”) has proposed to nominate two alternative Class A director nominees for election at the Annual Meeting, Justin C. Jacobs and Michael El-Hillow. You may receive proxy solicitation materials from MRC, including a proxy statement and proxy cards. The Company is not responsible for the accuracy of any information provided by or relating to MRC or the nominees contained in any proxy solicitation materials filed or disseminated by, or on behalf of, MRC or any other statements that MRC may otherwise make. The Board of Directors DOES NOT ENDORSE MRC’s nominees, and recommends that you vote “FOR” the election of each of the nominees proposed by the Board, namely Robert J. Untracht and Michael S. Betrus as Class A Directors and Frank B. Silvestro, Gerald A. Strobel, Ronald L. Frank, Marshall A. Heinberg and Michael C. Gross as Class B Directors.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH BOARD CANDIDATE NOMINATED BY THE BOARD, “FOR” THE 2016 STOCK PLAN AND “FOR” THE APPROVAL OF EXECUTIVE COMPENSATION.

The Board of Directors strongly encourages you not to return any proxy card sent to you by MRC. If you vote using a proxy card sent to you by MRC, you can subsequently revoke it by following the instructions on the WHITE Proxy Card or by following the voting instructions provided to you. Only your latest dated proxy will count. Any proxy may be revoked at any time prior to its exercise at the Annual Meeting as described in the accompanying Proxy Statement. In the event that a WHITE Proxy Card and a proxy card sent to you by MRC are both signed and dated the same date and received by the Company, then neither proxy card will be counted for purposes of the quorum or for the voting of any of the proposals.

A complete list of Shareholders of record entitled to vote at the Annual Meeting will be available for ten days before the Annual Meeting at the principal executive offices of the Company for inspection by Shareholders during ordinary business hours for any purpose germane to the Annual Meeting.

You are urged to review carefully the information contained in the enclosed Proxy Statement prior to deciding how to vote your shares.

By order of the Board of Directors,

RONALD L. FRANK,

Secretary

Lancaster, New York

March     , 2017

2

Preliminary Proxy Material

Subject to Completion, Dated February 23, 2017

ECOLOGY AND ENVIRONMENT, INC.

368 Pleasant View Drive

Lancaster, New York 14086

PROXY STATEMENT

Dated March     , 2017

For the Annual Meeting of Shareholders

to be Held April 20, 2017

GENERAL INFORMATION

Date, Time, Place and Purpose of the Annual Meeting

This Proxy Statement is furnished to the shareholders of Ecology and Environment, Inc., a New York corporation (the “Company” or “E&E”), in connection with the solicitation of proxies by the Board of Directors (the “Board”) of the Company for use at the Annual Meeting of Shareholders (the “Annual Meeting”), to be held at Samuel’s Grande Manor, 8750 Main Street, Williamsville, New York 14221 at 9:00 a.m., Eastern Daylight Savings Time, on Thursday, April 20, 2017 and at any adjournment(s) or postponement(s) thereof. This Proxy Statement, along with the Company’s 2016 Annual Report to Shareholders and the WHITE proxy card, is first being sent to shareholders on or about March     , 2017.

The items of scheduled business to be voted on at the Annual Meeting are:

1.	To elect two (2) Class A directors and five (5) Class B directors, all to serve on the Board until the next Annual Meeting of Shareholders or until their successors are elected and qualified;

2.	To adopt the Ecology and Environment, Inc. 2016 Stock Award Plan (the “2016 Stock Plan”);

3.	To hold a non-binding, advisory vote on the 2016 compensation of our named executive officers; and

4.	To act on such other matters as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

If a proxy in the accompanying form is duly executed and returned or your vote is cast by the Internet or by telephone in accordance with the WHITE Proxy Card or voting instructions provided to you, the shares represented thereby will be voted and, where a specification is made by the shareholder as provided therein, will be voted in accordance with such specification. A shareholder has the power to revoke its proxy at any time before it is exercised by giving written notice to the Company bearing a later date than the proxy, by executing and delivering to the Company a subsequently dated proxy, by voting again by the Internet or by telephone at a later time or by voting in person at the Annual Meeting. Any shareholder may vote in person at the Annual Meeting, whether or not he or she has previously given a proxy. If your shares are held in “street name”, you will receive instructions from your broker, bank or other nominee on how to vote your shares and how to revoke an earlier proxy, if any.

This Proxy Statement and the enclosed Annual Report to Shareholders proxy card are first mailed to shareholders on or about March     , 2017.

Record Date, Voting Rights and Quorum

The Board has fixed the close of business on March     , 2017 as the record date (the “Record Date”) for the determination of holders of our Common Stock (as defined below) entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were 3,000,956 shares of Class A common stock, par value $.01 per share (the “Class A Common Stock”) and 1,293,146 shares of Class B common stock, par value $.01 (the “Class B Common Stock” and collectively with the Class A Common Stock, the “Common Stock”) issued and outstanding and entitled to vote. Each share of Class A Common Stock entitles the holder thereof to elect two (2) Class A directors to the Board and each share of Class B Common Stock entitles the holder thereof to elect the remaining five (5) Class B directors to the Board. Holders of Class A Common Stock may vote only on Class A Director nominees and holders of Class B Common Stock may vote only on Class B Director nominees.

On all other matters, except where the applicable law requires a class vote, holders of the Common Stock vote as a single class. Each share of Class A Common Stock entitles the holder thereof to one tenth of one vote (1/10 of one) per share and each share of Class B Common Stock entitles the holder thereof to one (1) vote per share. Accordingly, a total of 3,000,956 votes may be cast at the Annual Meeting on the election of Class A directors, 1,293,146 votes may be cast at the Annual Meeting on the election of Class B directors and 1,593,242 votes may be cast at the Annual Meeting on all matters other than the election of directors.

The holders of record of one-third of the shares Common Stock entitled to vote at the Annual Meeting, present in person or represented by proxy at the Annual Meeting, shall constitute a quorum for the transaction of business at the Annual Meeting. Broker non-votes will not be counted as being present or represented at the Annual Meeting for purposes of establishing a quorum.

Required Vote

Election of Class A Directors: The two persons receiving the highest number of affirmative votes cast by holders of the Class A Common Stock present in person or represented by proxy and entitled to vote thereon at the Annual Meeting will be elected as Class A Directors. Under the Company’s restated certificate of incorporation, as amended, and restated by-laws, directors of each class are elected by a majority of the votes cast by that class in the election at the Annual Meeting of Shareholders, unless there is a contested election, in which case it will be a plurality of votes cast by the respective class of shareholders. Because MRC has proposed to nominate two alternative Class A candidates for election at the Annual Meeting, the standard for election of Class A directors at the Annual Meeting will be a plurality of the affirmative votes cast by holders of Class A Common Stock present in person or represented by proxy and entitled to vote thereon at the Annual Meeting. Abstentions and broker non-votes will have no effect on the outcome of this election.

Election of Class B Directors: The affirmative vote of a majority of the votes cast by holders of Class B Common Stock present in person or represented by proxy and entitled to vote thereon at the Annual Meeting is required to elect each of the five persons nominated as Class B directors. Abstentions and broker non-votes, which are not considered “votes cast,” will reduce the absolute number, but not the overall percentage, of affirmative votes required to elect each Class B director.

Approval of Proposals 2 and 3: The affirmative vote of a majority of the votes cast by holders of Common Stock present in person or represented by proxy and entitled to vote thereon at the Annual Meeting voting as one class is required to approve the 2016 Stock Plan and the advisory vote on executive compensation. Abstentions and broker non-votes, which are not considered “votes cast,” will reduce the absolute number, but not the overall percentage, of affirmative votes required to approve the 2016 Stock Plan and the advisory vote on executive compensation.

Proxies delivered by shareholders or in-person votes by shareholders for a matter to be voted at the Annual Meeting must be received by the voting inspector at least ten (10) minutes prior to the scheduled and noticed meeting start time for the Annual Meeting.

You may receive solicitation materials from MRC or related parties, seeking your proxy to vote for Justin C. Jacobs and Michael El-Hillow to be elected as Class A directors. YOUR BOARD OF DIRECTORS URGES YOU NOT TO SIGN OR RETURN ANY PROXY CARD SENT TO YOU BY OR ON BEHALF OF, MRC. YOUR BOARD OF DIRECTORS RECOMMENDS USING THE WHITE PROXY CARD TO VOTE FOR THE ELECTION OF ROBERT J. UNTRACHT AND MICHAEL S. BETRUS AS CLASS A DIRECTORS.

YOUR VOTE IS EXTREMELY IMPORTANT IN LIGHT OF THE PROXY CONTEST THAT MAY BE CONDUCTED BY MRC.

Voting Instructions

You can vote your shares at the Annual Meeting by proxy or in person. You can vote by proxy by having one or more individuals who will be at the Annual Meeting vote our shares for you. These individuals are called “proxies” and using them to cast your ballot at the Annual Meeting is called voting “by proxy”.

If you are a shareholder of record and wish to vote by proxy, you can vote in one of the following ways:

•

By Mail: you may vote by mail by marking, dating and signing your WHITE Proxy Card in accordance with the instructions on it and returning it by mail in the pre-addressed stamped reply envelope provided with the proxy materials. The WHITE Proxy Card must be received prior to the start of the Annual Meeting.

•	By Telephone: by following the telephone voting instructions included on the WHITE Proxy Card at any time until 11:59 p.m., Eastern Standard Time, on April 19, 2017.

•	By Internet: by following the internet voting instructions included on the WHITE Proxy Card at any time until 11:59 p.m., Eastern Standard Time, on April 19, 2017.

Alternatively, you can vote your shares in person by attending the Annual Meeting. You will be given a ballot at the Annual Meeting.

A special note for those who plan to attend the Annual Meeting and vote in person: if your shares are held in the name of a broker, bank or other nominee, you must bring a statement from your brokerage account or a letter from the person or entity in whose name the shares are registered indicating that you are the beneficial owner of those shares as of the Record Date. In addition, you will not be able to vote at the Annual Meeting unless you obtain a legal proxy from the record holder of your shares.

While we know of no other matters to be acted upon at the Annual Meeting, it is possible that other matters may be presented at the Annual Meeting. If that happens and you have signed and not revoked a proxy card, your proxy will vote on such other matters in accordance with his best judgment.

If your shares are held in street name, please follow the separate voting instructions you receive from your broker, bank, trustee or other nominee. You are deemed to beneficially own your shares in “street name” if your shares are held in an account at a brokerage firm, bank, broker-dealer, trust or other similar organization. If this is the case, you will receive a separate voting instruction form with this Proxy Statement from such organization. As the beneficial owner, you have the right to direct your broker, bank, trustee, or nominee how to vote your shares, and you are also invited to attend the Annual Meeting. If you hold your shares in street name and do not provide voting instructions to your broker, bank, trustee or nominee, your shares will not be voted on any of the proposals to be presented at the Annual Meeting. Please see “Broker Non-Votes” below for more information.

Our Board is asking for your proxy. Giving the Board your proxy means you authorize it to vote your shares at the Annual Meeting in the manner you direct. You may vote for or withhold your vote for each nominee presented by the Board or the other proposals to be submitted at the Annual Meeting or you may abstain from voting. All valid proxies received prior to the Annual Meeting will be voted. All shares represented by a proxy will be voted, and where a shareholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made.

Shareholders who have questions or need assistance in completing or submitting their proxy cards should contact Ms. Sara Herrmann, Communications Coordinator at the Company at (716) 684-8060 or by email: sherrmann@ene.com

Broker Non-Votes

If you are a beneficial owner holding shares of our Class A Common Stock or Class B Common Stock in “street name”, your shares will not be voted with respect to any proposal for which the shareholder of record does not have discretionary authority to vote. Rules of the New York Stock Exchange (“NYSE”) determine whether proposals presented at shareholder meetings are “discretionary” or “non-discretionary”. If a proposal is determined to be discretionary, your bank, broker, trustee or other nominees is permitted under NYSE rules to vote on the proposal without receiving voting instructions from you. If a proposal is determined to be non-discretionary, your bank, broker, trustee or other nominee is not permitted under the NYSE rules to vote on the proposal without receiving voting instructions from you. A “broker non-vote” occurs when a bank, broker, trustee or other nominee holding shares for a beneficial owner returns a valid proxy but does not vote on a particular proposal because it does not have discretionary authority to vote on the matter and has not received voting instructions from the shareholder for whom it is holding shares.

“Non-routine” matters include the election of directors, the approval of an equity incentive plan and the advisory proposal on executive compensation. Because all of the matters included in this Proxy Statement are “non-routine” matters, banks, brokers, trustees or other nominees will not be permitted to exercise discretionary authority regarding any of the proposals to be voted on at the Annual Meeting. As such, your broker will not be permitted to vote your shares with respect to any proposal at the Annual Meeting without your instructions as to how to vote. Therefore, please instruct your broker how to vote your shares on these matters promptly.

Receipt of Multiple Proxy Cards

Many of our shareholders hold their shares in more than one account and may receive separate proxy cards or voting instructions forms for each of those accounts. To ensure that all of your shares are represented at the Annual Meeting, we recommend that you vote every WHITE proxy card you receive or otherwise follow each voting instruction you receive to vote your shares.

You may also receive proxy solicitation materials from MRC, including an opposition proxy statement and a different colored proxy card seeking your proxy to vote for Justin C. Jacobs and Michael El-Hillow to serve as a Class A Director.

YOUR BOARD OF DIRECTORS URGES YOU NOT TO SIGN ANY DIFFERENT COLORED PROXY CARD SENT TO YOU BY MRC. IF YOU HAVE PREVIOUSLY SIGNED A DIFFERENT COLORED PROXY CARD SENT TO YOU BY MRC, YOU CAN REVOKE IT BY SIGNING, DATING AND MAILING THE ENCLOSED WHITE PROXY CARD IN THE ENVELOPE PROVIDED. ONLY YOUR LAST DATED PROXY CARD WILL COUNT. IN THE EVENT THAT A WHITE PROXY CARD AND A PROXY CARD SENT TO YOU BY MRC ARE BOTH SIGNED AND DATED THE SAME DATE AND RECEIVED BY THE COMPANY, THEN NEITHER PROXY CARD WILL BE COUNTED FOR PURPOSES OF THE QUORUM OR FOR THE VOTING OF ANY OF THE PROPOSALS.

Proxy Revocation Procedure

If you are a shareholder of record, you may revoke your proxy: (i) by written notice of revocation mailed to and received by the Secretary of the Company prior to the start of the Annual Meeting; (ii) by voting again by the Internet or by telephone at a later time before the closing of those voting facilities at 11:59 p.m., Eastern Standard Time, on April 19, 2017; (iii) by executing and delivering to the Secretary a proxy dated as of a later date than a previously executed and delivered proxy so that the later-dated proxy is received prior to 8:50 A.M. Eastern Daylight Savings Time on the date of the Annual Meeting; or (iv) by attending the Annual Meeting and voting in person by 8:50 A.M. Eastern Standard Time. Attendance at the Annual Meeting will not in and of itself revoke a proxy.

If you have previously signed a different colored proxy card sent to you by MRC, you may change your vote and revoke your prior proxy by signing and dating the enclosed WHITE proxy card and returning it in the postage-paid envelope provided or by voting via the Internet or by telephone by following the instructions on the enclosed WHITE proxy card. Submitting a MRC different colored proxy card – even if you withhold your vote on the MRC nominees – will revoke any votes you previously made via our WHITE proxy card. Accordingly, if you wish to vote pursuant to the recommendation of our Board for the election of directors and any other proposals, you should disregard any proxy card that you receive that is not a WHITE proxy card and do not return any different colored proxy card that you may receive from MRC, even as a protest vote against MRC.

Solicitation of Proxies; Participants in the Solicitation; Costs

This solicitation of proxies is being made by the Board and the Company will bear the expenses of calling and holding the Annual Meeting and the solicitation of proxies therefor. This Proxy Statement and the accompanying materials, in addition to being mailed directly to shareholders of record, will be distributed through brokers, custodians, nominees and other like parties to beneficial owners of shares of Common Stock. The Company will pay reasonable expenses incurred in forwarding the proxy materials to the beneficial owners of shares and in obtaining the written instructions of such beneficial owners. The Company has engaged a proxy solicitation firm. Our directors, officers and employees may also solicit proxies by mail, telephone and in-person contact, but they will not receive any additional compensation for these activities. The Company may also solicit proxies by email from shareholders who are our employees or who previously requested to receive proxy materials electronically. As a result of the potential proxy solicitation by MRC, we may incur additional costs in connection with our solicitation of proxies which are expected to be approximately $110,000, of which $5,000 has been incurred as of the date of this proxy statement. Annex A sets forth information relating to our directors and director nominees, as well as certain of our officers and employees, who are “participants” in our solicitation under the rules of the Securities and Exchange Commission by reason of their position as directors and director nominees of the Company or because they may be soliciting proxies on our behalf.

BACKGROUND OF SOLICITATION

Based solely on its Schedule 13D/A filing, dated October 28, 2016, MRC is the beneficial owner of 463,072 shares of Class A Common Stock, or approximately 15.45% of the Class A Common Stock. MRC’s address is 382 Greenwich Avenue, Suite One, Greenwich, Connecticut 06830. The shares of Class A Common Stock were purchased by MRC through a series of transactions over a two (2) year period from 2014 to 2016 as specified in MRC’s Schedule 13D dated July 23, 2015 that was filed with the SEC on that day (the “MRC 13-D”) and MRC’s Schedule 13D Amendment No. 1 dated October 28, 2016 (the “MRC 13-D/A”) that was filed with the SEC on that day.

On August 11, 2014, MRC sent a letter to the Chairman of the Board indicating that MRC believed it was “no longer in the best interest of stakeholders for the Company to remain public” and that MRC was interested in leading a going-private transaction and would be prepared to make an offer to acquire the outstanding shares of the Company. (The foregoing was confirmed in the MRC 13-D, which also indicated that MRC would be willing to pay in the range of $13 to $14 per share.) The Company’s executive officers did meet in person or telephonically with representatives of MRC to discuss publicly available financial results and other matters relating to the Company’s business.

On August 14, 2015 MRC sent a letter to the Board reiterating MRC’s offer to take E&E private and reiterated the range for a purchase price of $13 to $14 per share. In response to MRC’s August 14, 2015 letter, the Company’s Board of Directors established a Special Committee on August 26, 2015 consisting of two (2) independent directors to review the MRC offer. After thorough review and discussion, the Company decided to reject MRC’s offer. On February 17, 2016, the Company filed a Form 8-K with the SEC, confirming that the Special Committee had completed its review and determined that the Company was not interested in pursuing a going private transaction with MRC. The Company continued with its current business strategy, while remaining open to future communications with MRC as with all shareholders.

On October 27, 2016, MRC sent the Company a letter indicating its intent to nominate two (2) persons for election as Class A Directors at the upcoming annual meeting of shareholders, a portion of which letter was attached to a Schedule 13D/A, dated October 28, 2016 and filed with the SEC on October 28, 2016. The proposed MRC nominees are Justin C. Jacobs and Michael El-Hillow.

Over the ensuing three month period, the Company identified a number of nominees for consideration as Class A and Class B Directors, including the proposed MRC nominees. Prospective nominees were requested to submit written Questionnaires in accordance with Article II, Section 4(A)3 of the Company’s Re-Stated By-Laws, which among other things required prospective nominees to provide information regarding voting commitments, conflicting fiduciary duties, conflict of interest and compensation agreements.

In addition, the Board advised the candidates of its strict confidentiality requirements regarding Board discussions and the Board asked the candidates, including MRC’s nominees, to meet with the Board or its representatives to discuss the candidates’ qualifications. Prior to such meeting, candidates were asked to sign confidentiality agreements. All candidates who were asked to sign confidentiality agreements, other than the two MRC nominees, signed such confidentiality agreements and were interviewed. As a result of the refusal of the MRC nominees to sign the confidentiality agreement, the Board relied solely on information provided in the MRC candidates’ questionnaires. After conducting a review of the qualifications and experience of all prospective nominees, the Company developed a recommended list of nominees that appear as Proposal 1 in this Proxy Statement. Based on its review of prospective nominees, the Company’s Board of Directors recommends that Class A shareholders elect Robert J. Untracht and Michael S. Betrus as Class A Directors by casting their ballots on the WHITE Proxy Cards and that Class B shareholders elect Frank B. Silvestro, Gerald A. Strobel, Ronald L. Frank, Marshall A. Heinberg and Michael C. Gross as Class B Directors by casting their votes on the WHITE Proxy Cards. The Company’s Board of Directors recommends that Class A shareholders do NOT vote in favor of any MRC nominees and disregard and do NOT return any different colored proxy cards they may receive from MRC.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth, as of February 23, 2017, the number of outstanding shares of Class A Common Stock and Class B Common Stock of the Company beneficially owned by each person known by the Company to be the beneficial owner of more than 5 percent of the then outstanding shares of Common Stock.

	Class A Common Stock		Class B Common Stock
Name and Address (1)	Nature and Amount of Beneficial Ownership (2)(3)	Percent of Class as Adjusted (3)	Nature and Amount of Beneficial Ownership (2)(3)	Percent Of Class
Frank B. Silvestro*	297,052	9.0%	292,052	22.6%
Ronald L. Frank*	222,045	7.0%	187,234	14.5%
Gerald A. Strobel*	219,604	6.8%	219,604	17.0%
Gerhard J. Neumaier Testamentary Trust U/A Fourth	97,039	3.1%	97,039	7.5%
Kirsten Shelly	115,558	3.7%	115,558	8.9%
Wedbush, Inc. (4)	188,039	6.3%	—	—
Mill Road Capital II, L.P. (5)	463,072	15.4%	—	—
North Star Investment Management Corporation (6)	255,750	8.5%	—	—
Directors and Officers Group (11 individuals)	884,988	23.4%	786,621	60.8%

*	See Footnotes in the “Security Ownership of Management” table.

(1)	The address for the Gerhard J. Neumaier Testamentary Trust U/A Fourth is 248 Mill Road, East Aurora, New York 14052. The address for Kirsten Shelly is 12 Running Brook Drive, Lancaster, New York 14086. The address for Frank B. Silvestro, Ronald L. Frank and Gerald A. Strobel is c/o Ecology and Environment, Inc., 368 Pleasant View Drive, Lancaster, New York 14086, unless otherwise indicated. The address for Wedbush, Inc. is P.O. Box 30014, Los Angeles, CA 90030-0014. The address for Franklin Resources, Inc. is One Franklin Parkway, San Mateo, CA 94403-1906. The address for Mill Road Capital II, L.P. is 382 Greenwich Avenue, Suite One, Greenwich, Connecticut 06830. The address for North Star Investment Management Corporation is 20 N. Wacker Drive, Suite 1416, Chicago, Illinois 60606.

(2)	Each named individual or corporation is deemed to be the beneficial owners of shares that may be acquired within 60 days through the exercise of exchange or conversion rights. The number of shares of Class A Common Stock shown in the table include shares of Class B Common Stock that may be converted at any time by each holder to Class A Common Stock.

(3)	There are 3,000,956 shares of Class A Common Stock issued and outstanding and 1,293,146 shares of Class B Common Stock issued and outstanding as of February 23, 2017. For each named individual, the percentage in the “Class A Common Stock, Percent of Class as Adjusted” column is based upon the total shares of Class A Common Stock outstanding, plus shares of Class B Common Stock that may be converted at any time by that holder to Class A Common Stock on a per person basis. The shares of Class B Common Stock assumed to be converted to Class A Common Stock for any named individual are not included in the calculation of the percentage of Class A Common Stock beneficially owned by any other named individual.

(4)	Includes shares owned by subsidiaries and affiliates of Wedbush, Inc. based upon a Schedule 13-G filed on February 15, 2013.

(5)	Includes shares owned by Mill Road Capital II, L.P. and its affiliates based upon its Schedule 13-D/A (Amendment No. 1) filed on October 28, 2016.

(6)	Includes shares owned by North Star Investment Management Corporation based upon a Schedule 13-G filed on January 10, 2017.

SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Company’s Class A Common Stock and Class B Common Stock as of February 23, 2017, by (i) each Director of the Company and (ii) all Directors and officers of the Company as a group.

	Class A Common Stock		Class B Common Stock
Name (1)	Nature and Amount of Beneficial Ownership (2)(3)	Percent of Class as Adjusted (4)	Nature and Amount of Beneficial Ownership (2)(3)	Percent of Class
Frank B. Silvestro (8)	297,052	9.0%	292,052	22.6%
Ronald L. Frank (5)(8)	222,045	7.0%	187,234	14.5%
Gerald A. Strobel (6)(8)	219,604	6.8%	219,604	17.0%
Gerard A. Gallagher, Jr.	59,606	1.9%	59,265	4.6%
Michael C. Gross (7)	26,518	*	23,449	1.8%
Michael R. Cellino, M.D.	4,389	*	—	—
Michael S. Betrus	4,645	*	—	—
Directors and Officers Group (11 individuals)	884,988	23.4%	786,621	60.8%

*	Less than 1.0%

(1)	The address of each of the above shareholders is c/o Ecology and Environment, Inc., 368 Pleasant View Drive, Lancaster, New York 14086.

(2)	Pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended, beneficial ownership of a security consists of sole or shared voting power (including the power to vote or direct the vote) or sole or shared investment power (including the power to dispose or direct the disposition) with respect to a security whether through any contract, arrangement, understanding, relationship or otherwise. Unless otherwise indicated, the shareholders identified in this table have sole voting and investment power of the shares beneficially owned by them.

(3)	Each named individual and all Directors and officers as a group are deemed to be the beneficial owners of shares that may be acquired within 60 days through the exercise of exchange or conversion rights. The shares of Class A Common Stock issuable upon conversion by any such shareholder are not included in calculating the number of shares or percentage of Class A Common Stock beneficially owned by any other shareholder.

(4)	There are 3,000,956 shares of Class A Common Stock issued and outstanding and 1.293,146 shares of Class B Common Stock issued and outstanding as of February 23, 2017. For each named individual, the percentage in the “Class A Common Stock, Percent of Class as Adjusted” column is based upon the total shares of Class A Common Stock outstanding, plus shares of Class B Common Stock that may be converted at any time by that holder to Class A Common Stock on a per person basis. The shares of Class B Common Stock assumed to be converted to Class A Common Stock for any named individual are not included in the calculation of the percentage of Class A Common Stock beneficially owned by any other named individual.

(5)	Includes 8,140 shares of Class A Common Stock owned by Mr. Frank’s individual retirement account and 6,265 shares of Class A Common Stock owned by Mr. Frank’s 401(k) plan account.

(6)	Includes 704 shares of Class B Common Stock held in equal amounts by Mr. Strobel as custodian for two of his children, as to which he disclaims beneficial ownership. Does not include any shares of Class B Common Stock held by a trust created by one of his children, for which Mr. Strobel serves as Trustee.

(7)	Mr. Gross is one of three co-trustees of two inter vivos trusts established by his parents for their benefit that own these shares of Class B Common Stock and is a one-third contingent remainder beneficiary of both trusts’ assets, which include an aggregate total of 70,348 such shares, of which he disclaims beneficial interest in 46,899 of those shares.

(8)	Subject to the terms of the Restrictive Agreement. See “Security Ownership of Certain Beneficial Owners-Restrictive Agreement” on page 9.

Restrictive Agreement

Messrs. Gerhard J. Neumaier (deceased), Frank B. Silvestro, Ronald L. Frank, and Gerald A. Strobel entered into a Stockholders’ Agreement dated May 12, 1970, as amended January 24, 2011, which governs the sale of certain shares of Ecology and Environment, Inc. common stock (now classified as Class B Common Stock) owned by them, certain children of those individuals and any such shares subsequently transferred to their spouses and/or children outright or in trust for their benefit upon the demise of a signatory to the Agreement (“Permitted Transferees”). The Agreement provides that prior to accepting a bona fide offer to purchase some or all of their shares of Class B Common Stock governed by the Agreement, that the selling party must first allow the other signatories to the Agreement (not including any Permitted Transferee) the opportunity to acquire on a pro rata basis, with right of over-allotment, all of such shares covered by the offer on the same terms and conditions proposed by the offer.

CURRENT EXECUTIVE OFFICERS, DIRECTORS AND CORPORATE GOVERNANCE

Directors and Executive Officers

The names, ages and positions of the executive officers and directors of the Company are included in the following table.

Name	Age	Position
Frank B. Silvestro	79	Chairman of the Board and Class B Director
Ronald L. Frank	78	Executive Vice President, Secretary, and Class B Director
Gerard A. Gallagher III	59	President and Chief Executive Officer
Fred J. McKosky	62	Senior Vice President, Chief Operating Officer
H. John Mye III	64	Vice President, Chief Financial and Accounting Officer, and Treasurer
Cheryl A. Karpowicz	65	Senior Vice President
Gerald A. Strobel	76	Class B Director
Gerard A. Gallagher, Jr. (1)	85	Class B Director
Michael C. Gross	56	Class B Director
Michael S. Betrus	63	Class A Director
Michael R. Cellino, M.D. (1)	63	Class A Director

None of the current executive officers or directors (nor any associates of such executive officers and directors) is a party to any material proceedings adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries. Specific experience, qualifications, attributes and skills for each executive officer and each director that is not a nominee for election at the Annual Meeting follows. Specific experience, qualifications, attributes and skills for each Class A nominee and Class B nominee can be found in “Proposal 1 – Election of Directors” below.

Mr. Gerard A. Gallagher III has served as CEO of the Company since 2015 and as President of the Company since 2014. He has been employed by the Company for 34 years, and previously served as Senior Vice President of Environmental Sustainability, Vice President and Regional Manager for the Company’s Southern U.S. operations. Mr. Gallagher has a B.A. in physical geography.

Mr. Fred J. McKosky has served as the Chief Operating Officer of the Company since 2014. He has been employed by the Company for 38 years, and previously served as Senior Vice President of Corporate Operations. Mr. McKosky has an M.S. in environmental engineering and a B.S. in environmental science, and is a registered Professional Engineer in the State of New York.

Mr. H. John Mye III has served as Chief Financial Officer, a Vice President and Treasurer of the Company since 2008. Mr. Mye was previously employed in various finance roles, including: Finance Director at Vishay Intertechnology, a high technology company located in Buffalo, N.Y. (2002-2007); Vice President with FAI, Inc., a start-up company located in Buffalo, N.Y. (2000-2002); and Director of Finance for American Precision Industries, a Fortune 500 company located in Buffalo, N.Y. (1993-2000). During his career, Mr. Mye has gained extensive experience with management of sales, earnings and cash flow reporting, evaluating and consummating mergers and acquisitions, financial planning and analysis, and general finance operations. Mr. Mye has an MBA and is a registered Professional Engineer in the State of New York.

Ms. Cheryl A. Karpowicz has been a Senior Vice President of the Company since 2011 and was named Senior Vice President of Business Development in 2014. Ms. Karpowicz has been employed by the Company for 38 years and previously led its energy services area. She has a B.A. in Interdepartmental Studies and is a Certified Planner and member of the American Institute of Certified Planners.

Mr. Gerard A. Gallagher Jr. joined the Company in 1972, and retired in 2001 as a Senior Vice President. He has served as a Director since 1986, and also serves as a contracted consultant to the Company. Mr. Gallagher has a B.S. in Physics. Mr. Gallagher’s tenure of 44 years with the Company, principally in domestic and international program management and in government contracting, provides an important understanding of the Company and its markets that makes him a valuable member of the Board of Directors. Mr. Gallagher has advised the Company that he will not stand for re-election as Director.

(1)	Not standing for re-election as a Director of the Company

Dr. Michael R. Cellino, M.D. has been a Director of the Company since 2015, and currently serves on the Audit Committee. Dr. Cellino is a physician with a license to practice medicine from New York State, and is board certified in internal medicine. Dr. Cellino has been a shareholder and employee of Buffalo Medical Group, PC, located in Buffalo, New York since 1991, where he has served in various governance roles, including Corporation Secretary, Chairman of the Governance Committee, Chairman of the Budget and Audit Committee and a Member of the Finance Committee. His experience with oversight related to cost management and budgetary forecasting provides valuable financial perspective and insight to the Board of Directors. Dr. Cellino has advised the Company that he will not stand for re-election as Director.

Executive Compensation

The Board, is responsible for overseeing all of the executive compensation and equity plans and programs to ensure that its officers and senior staff are compensated in a manner that is consistent with its competitively based annual and long term performance goals.

The Board is responsible for establishing and approving our policies governing the compensation of our executive officers. We provide what we believe is a competitive total compensation package to our executive team through a combination of base salary, cash bonuses, equity plans (for Company Officers other than its Executive Vice Presidents), and other broad-based benefit programs. Our compensation philosophy, policies, and practices with respect to all of the Company’s officers, including the CEO and our three most highly compensated officers as of July 31, 2016, is described below.

Objectives and Philosophy of Our Executive Compensation Program

Our primary objectives with respect to executive compensation are to:

•	attract, retain, and motivate talented executives by offering executive compensation that is competitive with our peer group;

•

promote the achievement of key financial and strategic performance measures by linking short- and long-term cash and equity incentives to the achievement of measurable corporate and, in some cases, individual performance goals; and

•	align the incentives of our executives with the creation of value for our shareholders.

We compete with many other companies for executive personnel. Accordingly, our Board will generally target overall compensation for executives to be competitive with that of the Company’s peer group. Variations to this targeted compensation may occur depending on the experience level of the individual and market factors, such as the demand for executives with similar skills and experience.

Our executive compensation program ties a substantial portion of each executive’s overall compensation to key strategic, financial, and operational goals such as our financial and operational performance, the growth of our customer base, new development initiatives, and the establishment and maintenance of key strategic relationships.

Components of Our Executive Compensation Program

The primary elements of our executive compensation program are:

•	base salary;

•	cash incentive bonuses;

•	equity incentive awards;

•	severance benefits upon termination without cause; and

•	insurance and other employee benefits and compensation.

We do not have a formal or informal policy or target for allocating compensation between short-term and long-term compensation or between cash and non-cash compensation. Salaries and bonuses of executive officers are reviewed and approved annually by the Board of Directors based primarily upon:

•	financial and operational performance of the Company as a whole, as evaluated against annual operating goals established by the Board of Directors;

•	individual performance of the executive, as evaluated against individual goals and objectives established by the Board of Directors;

•	performance of the executive management team as a whole, as evaluated against corporate goals and objectives established by the Board of Directors; and

•	informal benchmarking data, including comparison of our executive compensation to other peer companies.

Bonuses of executive officers may be in the form of cash, restricted awards of Class A Common Stock, or a combination of both. The allocation between cash and non-cash compensation of executive officers is considered annually on a discretionary basis by the Board of Directors.

The following table provides a summary of the annual and long-term compensation for services in all capacities to the Company for the fiscal years ended July 31, 2016 and 2015 of those persons who were at July 31, 2016: (i) the Company’s Chief Executive Officer and President; and (ii) the three other most highly compensated executive officers employed at July 31, 2016 in excess of $100,000. In this Proxy Statement, the four persons named in the table below are referred to as the “Named Executives.”

SUMMARY COMPENSATION TABLE

FISCAL YEAR 2015 AND FISCAL YEAR 2016

Name and Principal Position	Fiscal Year	Salary	Bonus (1)	Stock Awards (2)	Option Awards	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation (3)	Total
Gerard A. Gallagher III	2016	$314,390	$30,000	—	—	—	—	$10,930	$355,320
CEO and President	2015	$234,961	$100,000	$18,533	—	—	—	$9,702	$363,196

Frank B. Silvestro (4)	2016	$356,601	—	—	—	—	—	$10,666	$367,267
Executive Vice President	2015	$356,601	$100,000	—	—	—	—	$10,466	$467,067
and Chairman of the Board

Ronald L. Frank	2016	$213,960	—	—	—	—	—	$8,822	$222,782
Executive Vice President (5)	2015	$213,960	$60,000	—	—	—	—	$8,822	$282,782
and Director

Fred J. McKosky	2016	$214,870	$30,000	—	—	—	—	$8,879	$253,749
Senior Vice President and	2015	$192,662	$80,000	$23,468	—	—	—	$7,961	$304,091
Chief Operating Officer

(1)	Amounts earned for bonus compensation are determined at the discretion of the Board of Directors.

(2)	As of July 31, 2016, there were no outstanding restricted stock awards issued to Gerard A. Gallagher III or Mr. McKosky pursuant to the Company’s Stock Award Plan.

(3)	Represents group term life insurance premiums and contributions made by the Company to its Defined Contribution Plan on behalf of each of the Named Executives.

(4)	Mr. Silvestro retired from his position as Executive Vice President effective January 1, 2017. Mr. Silvestro continues to serve as a Director, Chairman of the Board of Directors, and a contracted consultant to the Company. Mr. Silvestro has advised the Company that he will resign his position as Chairman of the Board of Directors effective April 20, 2017.

(5)	Mr. Frank is a part-time employee of the Company.

Compensation Pursuant to Plans

Defined Contribution Plan

The Company maintains a Defined Contribution Plan (the “DC Plan”) which is qualified under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) pursuant to which the Company contributes an amount not in excess of 15% of the aggregate compensation of all employees who participate in the DC Plan. All employees, including the executive officers identified under “Executive Compensation”, are eligible to participate in the plan, provided that they have attained age 21 and completed one year of employment with at least 1,000 hours of service. The amounts contributed to the plan by the Company are allocated to participants based on a ratio of each participant’s points to total points of all participants determined as follows: one point per $1,000 of compensation plus two points per year of service completed prior to August 1, 1979, and one point for each year of service completed after August 1, 1979.

Stock Award Plans

EEI adopted the 1998 Stock Award Plan effective March 16, 1998. This plan, together with supplemental plans that were subsequently adopted by the Board, is referred to as the “Stock Award Plan”. The Stock Award Plan is not a qualified plan Section 401(a) of the Internal Revenue Code. Under the Stock Award Plan, Directors, officers and other key employees of EEI or any of its subsidiaries may be awarded Class A Common Stock as a bonus for services rendered to the Company or its subsidiaries, based upon the fair market value of the common stock at the time of the award. The Stock Award Plan authorizes the Board to determine the vesting period and the circumstances under which the awards may be forfeited.

Under the supplemental plan in place as of July 31, 2016, which expired in October 2016, the Company issued 17,386 shares of Class A Common Stock under the Stock Award Plan, all of which were fully vested at July 31, 2016. In October 2016, the Board adopted the 2016 Stock Award Plan (the “2016 Stock Plan”). This 2016 Stock Plan permits awards of up to 200,000 shares of Class A Common Stock for a period of up to five (5) years until its termination in October 2021.

Outstanding Equity Awards

As of July 31, 2016, there were no outstanding awards for shares of Class A Common Stock that were granted and remained subject to vesting under the Stock Award Plan.

Director Compensation

Compensation earned by each employee and non-employee director for his services during fiscal year ending July 31, 2016 is summarized in the following table.

DIRECTOR COMPENSATION

FISCAL YEAR 2016

Name	Fees Earned or Paid in Cash	Stock Awards (1)	Option Awards	Non-Equity Incentive Plan Compensation Earnings (2)	Nonqualified Deferred Compensation Earnings	All Other Compensation (3)	Total
Frank B. Silvestro	—	—	—	$35,000	—	—	$35,000
Ronald L. Frank	—	—	—	$21,000	—	—	$21,000
Gerald A. Strobel	$36,611	—	—	$12,000	—	$63,389	$112,000
Gerard A. Gallagher, Jr.	$36,611	—	—	$6,000	—	$34,755	$77,366
Michael C. Gross	$36,611	$13,811	—	$6,000	—	—	$56,422
Michael R. Cellino, M.D.	$36,611	$13,811	—	$6,000	—	—	$56,422
Michael S. Betrus	$36,611	$18,752	—	$12,000	—	—	$67,363

(1)	In September 2015, the Company issued 1,350 shares, 1,350 shares and 1,833 shares of Class A Common Stock to Mr. Gross, Dr. Cellino, and Mr. Betrus, respectively. These shares vested immediately upon issuance, subject to certain restrictions regarding transfer of the shares that expired on August 1, 2016.

(2)	Represents bonuses approved by the Board of Directors for the fiscal year ended July 31, 2016.

(3)	Represents compensation paid under a consulting arrangement.

Bonuses paid to Directors are reviewed and approved by the Board of Directors based primarily upon:

•	financial and operational performance of the Company as a whole, as evaluated against annual operating goals established by the Board of Directors;

•	individual performance of each Director; and

•	performance of the Board of Directors as a whole.

As employee Directors, Messrs. Silvestro and Frank did not receive any director fees as compensation for their services, but were awarded bonus compensation during fiscal year 2016.

As non-employee Directors, Messrs. Strobel, Gallagher, Betrus and Gross and Dr. Cellino received director fees and bonus compensation during fiscal year 2016. Messrs. Strobel and Gallagher also earned consulting fees during fiscal year 2016.

In July, 2015, the Board of Directors increased annual director compensation to $55,000 for Mr. Betrus and $50,000 for Mr. Gross and Dr. Cellino, effective August 1, 2016, in recognition for roles as Chairman and members of the Audit Committee. Annual compensation for the calendar year 2016 was in the form of cash ($36,611 per annum for each, paid quarterly) and stock.

In September 2015, the Company issued 1,833 shares, 1,350 shares, 1,350 shares of Class A Common Stock to Mr. Betrus, Mr. Gross and Dr. Cellino, respectively. These shares vested immediately upon issuance, subject to certain restrictions regarding transfer of the shares that expired on August 1, 2016.

In September 2016, the Company issued 1,812 shares, 1,319 shares and 1,319 shares of Class A Common Stock to Mr. Betrus, Mr. Gross and Dr. Cellino, respectively. These shares vested immediately upon issuance, subject to certain restrictions regarding transfer of the shares that will expire on August 1, 2017.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s Executive Officers and Directors, and persons who beneficially own more than ten percent (10%) of the Company’s stock, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. Executive Officers, Directors and greater than ten percent (10%) beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on a review of the copies of such forms furnished to the Company and written representations from the Company’s Executive Officers and Directors, the Company believes that during the fiscal year ending July 31, 2016 all Section 16(a) filing requirements applicable to its Executive Officers, Directors and greater than ten percent (10%) beneficial owners were complied with by such persons, except for the following: (i) Ronald L. Frank purchased 500 shares of Class A Common Stock on August 29, 2016 but did not file his Form 4 concerning that transaction until September 1, 2016; and (ii) Mr. Frank also purchased 1 share of Class A Common Stock on April 1, 2016 but did not file his Form 4 concerning that transaction until June 20, 2016.

Corporate Governance

Code of Business Conduct and Ethics

The Company has adopted a code of business conduct and ethics that applies to all employees, officers and directors, including its principal executive officer, principal financial officer, principal accounting officer and controller. The code of ethics, which the Company calls its Code of Business Conduct and Ethics, was filed as an exhibit to the Company’s annual report on Form 10-K for the fiscal year ended July 31, 2004 and is posted on the Company’s website at www.ene.com. If the Company makes any substantive amendments to, or grants a waiver (including an implicit waiver) from, a provision of its code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, and that relates to any element of the code of ethics definition enumerated in Item 406(b) of Regulation S-K, the

Company will disclose the nature of such amendment or waiver by posting such information on the Company’s website at the address referenced above.

Meetings and Committees of the Board of Directors

During the fiscal year ended July 31, 2016, the Board of Directors held eight (8) meetings. Each director of the Company attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings of the committees of the Board of Directors in which he served during the period for which he served. The Company’s directors are strongly encouraged to attend the Annual Meeting of Shareholders. All of the Company’s directors attended last year’s Annual Meeting.

The Board of Directors has an Audit Committee, a Pension Review Committee and, as of November 2016, a Governance, Nominating and Compensation Committee. The Governance, Nominating and Compensation Committee has, for the current proxy season, designated the Board of Directors as a whole with the authority to make all decisions with respect to nominations of persons to the Board of Directors and compensation of executive officers. In addition, the Company has adopted, in its Re-Stated By-Laws, a process for the Board’s review of Director nominees for re-nomination and/or vacancies as well as for new nominees generated internally or externally. This Director nomination or recommendation process includes circulation of Director Nominee Questionnaires, the review of the responses to those Questionnaires and such follow-up communications as the Board of Directors may deem appropriate, including subsequent interviews of the candidates with the Board of Directors. A draft of the charter for the Governance, Nominating and Compensation Committee has been prepared and when it is finalized it will be available on the Company’s website.

The Audit Committee consists of Messrs. Michael S. Betrus (Chairman), Michael R. Cellino, M.D. and Michael C. Gross, all non-employee, independent (as defined in NASDAQ listing standards), and financially literate directors. The Audit Committee is responsible for reviewing the financial information which will be provided to the shareholders and others, the system of internal controls which management and the Board of Directors has established, the performance and selection of independent auditors and the Company’s audit and financial reporting process. During fiscal year 2016, the Committee met four (4) times to examine the results of the financial statements and reports prepared by the independent public accountants, and then held discussions with the Board of Directors. The Company’s Restated Audit Committee Charter was adopted by the Board of Directors on December 8, 2014.

The Pension Review Committee consists of Messrs. Ronald L. Frank (Chairman), Frank B. Silvestro, Michael R. Cellino, M.D. and Michael C. Gross. The Committee held one (1) meeting during fiscal year 2016. The principal functions of the Pension Review Committee are to review changes to the retirement plans necessitated by law or regulation and to determine whether the Company’s retirement plans meet the compensation goals for the Company’s employees as established by the Board of Directors.

Controlled Company Status

Our shares of Class A Common Stock are listed on TheNASDAQ Stock Market (“NASDAQ”). NASDAQ requires all of its listing companies to be in compliance with NASDAQ’s standards of corporate governance set forth in the NASDAQ Marketplace Rules (NASDAQ CG Rules). We have certified to the NASDAQ that we are in compliance with the NASDAQ CG Rules except for those NASDAQ CG Rules relating to the Director Nominations Process, the Compensation of Officers and Board Compensation. For these items, we relied upon the “controlled company” exception found in the NASDAQ CG Rules. A “controlled company” is a listing company where more than 50 percent of the voting power of the listing company is in the control of a group. As of July 31, 2016, a group that holds more than 50 percent of the voting power of our Common Stock, consisting of Messrs. Frank B. Silvestro, Ronald L. Frank, Gerald A. Strobel, Gerard A. Gallagher, Michael C. Gross and Robert Santa Maria and members of their families, does exist. Therefore, we are a “controlled company” for purposes of the NASDAQ CG Rules.

The Board of Directors will consider nominees for Directors recommended by shareholders. Shareholders wishing to recommend a director candidate for consideration by the Board of Directors can do so by writing to the Secretary of Ecology and Environment, Inc., 368 Pleasant View Drive, Lancaster, New York, 14086. Nominations must be received not later than the close of business on the 120th day prior to the first anniversary of the previous year’s Annual Shareholders Meeting and not earlier than the close of business on the 180th day prior to the first anniversary of the preceding year’s Annual Shareholders Meeting. In no event shall any adjournment or postponement of an Annual Meeting or the announcement thereof commence a new time period for the giving of a shareholder’s notice as described above. Nominations must meet the requirements of Article II, Section 4.A.1. of the Company’s Re-stated By-Laws dated February 25, 2016.

In evaluating candidates, the Board considers the entirety of each candidate’s credentials to ensure that the Board consists of individuals who collectively provide meaningful counsel to management. The Board does not maintain a specific diversity policy. It believes that diversity is an expansive attribute that includes differing points of view, professional experience and expertise, and education, as well as more traditional diversity concepts. The Board considers the candidates’ character, integrity, experience, understanding of strategy and policy-setting, and reputation for working well with others. If candidates are recommended by our shareholders, then such candidates will be evaluated using the same criteria. With respect to nomination of continuing directors for re-election, the individual’s past contributions to the Board are also considered.

Board of Directors Leadership, Structure and Risk Oversight

The Board of Directors operates under the leadership of its Chairman. The Company’s restated by-laws require that the offices of Chairman of the Board, CEO and Secretary must be held by separate individuals. Notwithstanding anything to the contrary in the previous sentence, in the event of removal, incapacity, or extended leave of the CEO, the Chairman of the Board will act as the CEO temporarily, until the CEO returns or is replaced by a resolution of the Board of Directors. The Company believes the current leadership structure provides the appropriate balance of oversight, independence, administration and hands-on involvement in activities of the Board of Directors that are required for the efficient conduct of corporate governance activities.

The Company has a standing Audit Committee established in accordance with section 3(a)(58)(A) of the Securities Exchange Act of 1934 and the requirements of NASDAQ. Messrs. Betrus and Gross and Dr. Cellino serve as members of the Audit Committee. The Board of Directors has designated Mr. Betrus as the financial expert serving on its Audit Committee, as Chairman of the Audit Committee. Messrs. Betrus and Gross and Dr. Cellino are each independent, as that term is used in Item 407 (a) (as to Messrs. Betrus and Gross and Dr. Cellino) and 407 (d)(5)(i)(B) (as to just Mr. Betrus) of Regulation S-K and Rule 5605 (a)(2) of the NASDAQ listing standards in that none of them is an employee of the Company, nor is there any family relationship of those three individuals to the Company’s other Directors or any Executive Officer of the Company. The Restated Charter of the Audit Committee is available on the Company’s website. As Dr. Cellino will not be standing for re-election we anticipate that one of the new Directors will be added to the Audit Committee.

The Board of Directors is responsible for overseeing the Company’s risk profile and management’s processes for managing risk. This oversight is conducted primarily through the Audit Committee. The Audit Committee focuses on financial risks, including those that could arise from accounting and financial reporting processes, as well as review of overall risk functions and senior management’s establishment of appropriate systems and processes for managing areas of material risk to the Company, including, but not limited to, operational, financial, legal, regulatory and strategic risks.

Shareholder Communications with the Board of Directors

Shareholders may communicate with the Company’s Board of Directors through the Company’s Secretary by sending an email to rfrank@ene.com or by writing to the following address: Board of Directors, c/o Secretary, Ecology and Environment, Inc., 368 Pleasant View Drive, Lancaster, New York 14086. The Company’s Secretary will forward all correspondence to the Board of Directors, except for spam, junk mail, mass mailings, job inquiries, surveys, business solicitations or advertisements, or patently offensive or otherwise inappropriate material. The Company’s Secretary may forward certain correspondence, such as product-related inquiries, elsewhere within the Company for review and possible response.

Audit Committee Report

The information contained in this report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.

Schneider Downs & Co. Inc. (“Schneider Downs”) was dismissed as the independent registered public accounting firm of Ecology and Environment, Inc. (the “Company”), effective November 6, 2015 (the “Dismissal Date”). Schneider Downs’ dismissal was recommended by the Audit Committee and approved by the Board of Directors.

Schneider Downs’ reports on the financial statements of the Company for the fiscal years ended July 31, 2015 and 2014 did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s fiscal years ended July 31, 2015 and 2014, and through the Dismissal Date: (i) there were no disagreements between the Company and Schneider Downs on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Schneider Downs’ satisfaction, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements of the Company for such years; and (ii) there were no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K.

The Company had provided Schneider Downs with a copy of the foregoing disclosure and requested that Schneider Downs furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with such disclosure. A copy of Schneider Downs’ letter is attached as Exhibit 16.1 to the Current Report on Form 8-K dated November 6, 2015.

Ernst & Young LLP (“EY”) was engaged as the successor independent registered public accounting firm, effective November 6, 2015. The appointment of EY was recommended by the Audit Committee and approved by the Board of Directors.

At no time during the fiscal years ended July 31, 2015 and 2014 and the subsequent interim period through the Dismissal Date did the Company engage with EY as either the principal accountant to audit the Company’s financial statements, or as an independent accountant engaged to audit a significant subsidiary of the Company. In addition, at no time during the Company’s two most recent fiscal years and the subsequent interim period through the Dismissal Date did the Company consult with EY regarding: (i) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided by EY to the Company that Schneider Downs concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K or a “reportable event” as described in Item 304(a)(1)(v) of Regulation S-K.

The Audit Committee has reviewed and discussed the Company’s audited financial statements for fiscal year ending July 31, 2016 with the Company’s Management and Ernst & Young LLP. The Audit Committee has discussed with Ernst & Young LLP the matters required to be discussed by SAS No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The Audit Committee has received the written disclosures and the communications from Ernst & Young LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding communications by Ernst & Young LLP with the Audit Committee concerning independence and has discussed with Ernst & Young LLP their independence from the Company. Based on their review of the materials outlined above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended July 31, 2016 for filing with the Securities and Exchange Commission.

The Audit Committee has considered whether provision of the services described above is compatible with maintaining the independent accountant’s independence and has determined that such services have not adversely affected Ernst & Young LLP’s independence.

Respectfully Submitted,

THE AUDIT COMMITTEE

Michael S. Betrus, Chairman

Michael R. Cellino, M.D.

Michael C. Gross

PROPOSAL 1 — ELECTION OF DIRECTORS

The Board of Directors has nominated each of Robert J. Untracht and Michael S. Betrus to serve as Class A directors and each of Frank B. Silvestro, Gerald A. Strobel, Ronald L. Frank, Marshall A. Heinberg and Michael C. Gross to serve as Class B directors, all until the next annual meeting of shareholders (subject to their respective earlier removal, death or resignation) or until their successors are elected and qualified. We have been advised by each of Messrs. Untracht, Betrus, Silvestro, Strobel, Frank, Heinberg and Gross that they are willing to be named as a nominee and each are willing to serve as a director if elected. We have no reason to believe that any of the nominees will be unavailable or, if elected, will decline to serve. If, in the discretion of the Board, some unexpected occurrence should make necessary the substitution of some other person for the nominees, it is the intention of the persons named in the proxy to vote for the election of such other person as may be designated by the Board.

Information Concerning Nominees

Each of the nominees proposed for election to the Board of Directors are presently members of the Board except Robert J. Untracht and Marshall A. Heinberg.

The basic responsibility of a Company director is to exercise his or her business judgment prudently and act in a manner that he or she believes in good faith to be in the best interests of the Company and its shareholders. The current directors consider individuals who have records for leadership and success in their areas of activity and who will make meaningful contributions to the Board. Nominees for directors are selected on the basis of board and management experience, character, integrity, ability to make independent analytical inquiries, business background, as well as an understanding of the Company’s business environment. We believe that each of the director nominees bring these qualifications in a positive manner to our Board of Directors. Moreover, the director nominees provide our Board with a complement of specific business skills, experience and perspectives.

On October 27, 2016, MRC transmitted a letter to the Company informing the Company of its proposal to nominate Justin C. Jacobs and Michael El-Hillow for election as Class A Directors. After a thorough review of each of MRC’s nominees based on information available to the Board, the Company determined that the Class A nominees and Class B nominees set forth below are best suited as candidates for election to the Board.

Class A Nominees:

Nominee	Age	Positions and Offices Held with the Company
Robert J. Untracht	67	—

Michael S. Betrus	64	Class A Director

Class B Nominees:

Nominee	Age	Positions and Offices Held with the Company
Frank B. Silvestro	79	Chairman of the Board and Class B Director

Gerald A. Strobel	76	Class B Director

Ronald L. Frank	78	Executive Vice President of Finance, Secretary, and Class B Director

Marshall A. Heinberg	59	—

Michael C. Gross	56	Class B Director

None of the Class A nominees or Class B nominees (nor any associates of such nominees) is a party to any material proceedings adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries. Executive officers are elected annually and serve at the discretion of the Board of Directors. Specific experience, qualifications, attributes and skills for each Director and executive officer follow.

Business Experience of Nominees

Mr. Frank B. Silvestro is a co-founder of the Company and has served as a Vice President and a Director since its inception in 1970. In 1986, he became Executive Vice President. In 2013, he was appointed Chairman of the Board of Directors. He also serves on the Pension Review Committee. Mr. Silvestro has a B.A. in physics and an M.A. in biophysics. Mr. Silvestro retired from his position as Executive Vice President effective January 1, 2017. Mr. Silvestro continues to serve as a Director, Chairman of the Board of Directors, and a contracted consultant to the Company. Mr. Silvestro has advised the Company that he will resign his position as Chairman of the Board of Directors effective April 20, 2017.

Mr. Gerald A. Strobel is a co-founder of the Company and has served as a Vice President and a Director since its inception in 1970. In 1986, he became Executive Vice President of Technical Services. He served as the Company’s Chief Executive Officer (“CEO”) from 2013 until his retirement in 2015. He continues to serve as a Director of the Company and as a contracted consultant to the Company. Mr. Strobel is a registered Professional Engineer in the State of New York, and has a B.S. in civil engineering and a M.S. in sanitary engineering.

Mr. Ronald L. Frank is a co-founder of the Company and has served as Secretary, Treasurer, Vice President of Finance and a Director since its inception in 1970. In 1986, he became Executive Vice President of Finance. In 2008, Mr. Frank resigned his positions as Vice President of Finance and Treasurer of the Company. Mr. Frank continues in his positions as Secretary and Executive Vice President on a part-time basis. He also continues to serve as a Director of the Company, and as Chairman of the Pension Review Committee. Mr. Frank has a B.S. in engineering and a M.A. in Physics.

Messrs. Silvestro, Strobel and Frank and each have over forty years of work experience in managing the Company and knowing its markets and customers, which makes them uniquely qualified to serve as Directors of the Company.

Mr. Michael C. Gross has been a Director of the Company since 2010, and currently serves on the Audit Committee and the Pension Review Committee. Mr. Gross was employed by the Audit Division of the New York State Department of Taxation and Finance for 32 years before his retirement in March 2016. He has a B.S. in accounting and was a licensed property and casualty insurance broker from 2003 until 2016. Mr. Gross’ accounting and insurance experience provide valuable experience and perspective to the Board of Directors.

Mr. Michael S. Betrus has been a Director of the Company since 2014, and currently serves as Chairman of the Audit Committee. From 2005 until his retirement in 2015, Mr. Betrus served as Senior Vice President and Chief Financial Officer of Power Drives, Inc., a manufacturing and industrial distribution company located in Buffalo, New York. He previously served as the Company’s Accounting and Contracts Manager from 1994 to 2005. He has an M.S. in accounting and is a Certified Public Accountant in New York State. Mr. Betrus has been designated as the Audit Committee financial expert. With over 35 years of accounting, financial management, contractual oversight and forecasting experience, Mr. Betrus provides valuable financial perspective and insight to the Board of Directors.

Mr. Robert J. Untracht has been a Director of Siteworx LLC since 2016 and a Member of the Board of Advisors of Hexanika, Inc. since 2013. Mr. Untracht is currently also the Chairman of the Audit Committee of both Siteworx LLC and Hexanika, Inc. He previously served as a Member of the Board and Chairman of the Audit Committee at both DoubleLine Funds from 2010 to 2012 and Discus Dental LLC from 2005 to 2010 and has served as a member of other boards of directors including American Mobile Power Systems, Inc. and SM&A, where he also served as a member of their Governance and Nominating Committee. Mr. Untracht was formerly an Audit Partner with Ernst & Young LLP from 1981 to 1998. He has a J.D. from Southwestern University School of Law, an MBA from the State University of New York at Buffalo, and a B.S. in Computer Technology (engineering) from the New York Institute of Technology and is a Certified Public Accountant. He has extensive experience in government contracting, conducting audits and evaluating financial performance of domestic and international companies. As a director he has focused his efforts on developing collaborative corporate corrective actions and growth strategies. He has personally conducted due diligence on M&A transactions, has been involved with many investment banking and finance transactions. Mr. Untracht’s diverse experience in corporate finance, accounting, audit, strategic planning and business development will make him a valuable member of the Board of Directors. He was recommended to E & E’s Board by the former Managing Director and Head of Industrial Growth Technology at Wedbush Industries.

Mr. Marshall A. Heinberg served as Head of the Investment Banking Department and as a Senior Managing Director of Oppenheimer & Co. Inc., from January 2008 through June 2012. Mr. Heinberg began his investment banking career in 1987 in the Corporate Finance Division of Oppenheimer & Co. Inc., which was acquired by the Canadian Imperial Bank of Commerce (“CIBC”) in 1997. Mr. Heinberg held several senior roles at CIBC World Markets including serving as a member of the U. S. Management Committee. Over the course of his career, Mr. Heinberg has held responsibility for various industry sectors including environmental, industrial growth, technology and telecommunications. His transaction experience includes public and private debt and equity financings as well as numerous exclusive sale and strategic advisory assignments. Mr. Heinberg has worked on several financing and merger and acquisition transactions with many of the leading environmental engineering and consulting firms. Mr. Heinberg was named Head of CIBC’s U.S. Investment Banking Department in 2001. Mr. Heinberg is the founder and Managing Director of MAH Associates, LLC which provides strategic advisory and consulting services. Mr. Heinberg also serves as a Senior Capital Markets Advisor to Burford Capital. Mr. Heinberg served as a director of National Financial Partners Corp., a business that provides advisory and brokerage services to corporate and high net worth individuals until the company was acquired by Madison Dearborn in July 2013. Since 2010, he has also served as a director of Universal Biosensors Inc., a medical diagnostics company focused on the point-of-care market which is listed on the Australian Stock Exchange and served on the Board of Image Entertainment, a leading independent licensee and distributor of entertainment programming in North America until the Company was acquired. Mr. Heinberg has a B.S. in economics from the Wharton School at the University of Pennsylvania and a J.D. from Fordham Law School. Mr. Heinberg’s extensive experience in banking, insurance and strategic consulting will allow him to provide valuable input to the Board of Directors on strategic direction, succession, compensation and other management issues.

Messrs. Betrus and Gross are each independent, as that term is used in Item 407 (a) (as to Messrs. Betrus and Gross) and 407 (d)(5)(i)(B) (as to just Mr. Betrus) of Regulation S-K and Rule 5605 (a)(2) of the NASDAQ listing standards in that none of them is an employee of the Company, nor is there any family relationship of those two individuals to the Company’s other Directors or any Executive Officer of the Company. If elected, Messrs. Untracht and Heinberg, as Class A and Class B Directors respectively, would each be independent under the aforementioned NASDAQ listing standards.

For additional information regarding the Company’s director nominees, see Annex A entitled “Additional Information Regarding Participants in the Solicitation.”

Required Vote

The two persons receiving the highest number of affirmative votes cast by holders of the Class A Common Stock present in person or represented by proxy and entitled to vote thereon at the Annual Meeting will be elected as Class A Directors. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

The five persons receiving the affirmative vote of a majority of the votes cast by holders of Class B Common Stock present in person or represented by proxy and entitled to vote thereon at the Annual Meeting is required to elect each of the five persons nominated as Class B directors. Abstentions and broker non-votes, which are not considered “votes cast,” will reduce the absolute number, but not the overall percentage, of affirmative votes required to elect each Class B director.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ELECTION OF EACH NOMINEE LISTED ABOVE.

PROPOSAL 2 – ADOPTION OF THE ECOLOGY AND ENVIRONMENT, INC. 2016 STOCK AWARD PLAN

On July 14, 2016, the Board of Directors approved for submission to the Shareholders the Ecology and Environment, Inc. 2016 Stock Award Plan (the “2016 Stock Plan”) as set forth on Annex B to this Proxy Statement. The following is a summary of the material terms of the 2016 Stock Plan and is qualified in all respects by the terms of the 2016 Stock Plan. Please refer to Annex B for more complete and detailed information with respect to the 2016 Stock Plan.

The 2016 Stock Plan is designed to provide incentives which will attract and maintain highly competent persons and officers, key employees and non-employee directors of the Company. This will be accomplished by the Board of Directors awarding shares to the participants under the Plan. The 2016 Stock Plan will be administered by a committee of at least three Directors selected by the Board of Directors (the “Committee”). Absent a change in the Company’s capitalization, the total number of shares that may be awarded under the 2016 Stock Plan will not exceed 200,000. The Committee is authorized to determine the employees, officers and non-employee directors to whom awards of shares as bonuses (the “Awards”) may be made, the times at which such Awards are made, the number of shares awarded and any restrictions on the vesting of such shares. Shares will be awarded at their fair market value on the date of Award may be subject to restrictions as determined by the Committee and will be held in escrow by the Company until the restrictions to which they are subject shall lapse. Under the 2016 Stock Plan any shares which are subject to Awards that are reacquired by the Company pursuant to the rights reserved by the Company on the issuance of such Awards are again available for reissuance. This provision could have the effect of increasing the number of shares remaining available for grant.

For Federal income tax purposes, the recipient of an Award must recognize ordinary income equal to the fair market value of the shares when they are no longer subject to a substantial risk of forfeiture and the Company will receive a deduction for the same amount at that time. The tax consequences described above are the general rules and are subject to change. Participants should consult their own tax advisors since a taxpayer’s particular situation may be such that the rules described above may vary.

No Awards have been granted under the 2016 Stock Plan prior to the date of this Proxy Statement. It is not possible to determine at this time what other benefits will be received by the employees, officers and non-employee directors under the 2016 Stock Plan because the granting of Awards is within the discretion of the Committee.

The 2016 Stock Plan became effective on October 26, 2016, subject to approval of shareholders. The Stock Plan will terminate on October 26, 2021, unless a different termination date is fixed by the shareholders, but no such termination shall effect the prior rights under the 2016 Stock Plan of the Company or of anyone to whom such shares have been transferred prior to termination.

Required Vote

The affirmative vote of a majority of the Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon is required to approve the 2016 Stock Plan. You may vote for or against this resolution, or you may abstain. Abstentions which are not considered “votes cast,” will reduce the absolute number, but not the overall percentage, of the affirmative votes required to approve the 2016 Stock Plan.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends that shareholders vote “FOR” the approval of the 2016 Stock Plan.

PROPOSAL 3 — APPROVE, ON AN ADVISORY BASIS, THE COMPENSATION OF OUR

NAMED EXECUTIVES

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (“Dodd-Frank Act”) enables the Company’s shareholders to vote to approve, on an advisory (nonbinding) basis, the compensation of the Company’s Named Executives. The Company seeks your advisory vote and asks that you support the compensation of the Named Executives as disclosed in this Proxy Statement.

As described under the Executive Compensation section of this Proxy Statement, our compensation programs are designed to ensure that our Named Executives are compensated in a manner that is consistent with its competitively based annual and long-term performance goals. We believe our compensation program rewards sustained performance that is aligned with long-term shareholder interests.

This proposal, commonly known as a “say-on-pay” proposal, gives the Company’s shareholders the opportunity to express their views on the compensation of its named executive officers. This vote is not intended to address any specific item of compensation, but rather the overall compensation of the Company’s Named Executives described in this Proxy Statement.

Accordingly, the Board invites you to review carefully the Executive Compensation section beginning on page 11 and the tabular and other disclosures on compensation thereunder and to cast a vote to approve, on an advisory basis, the Company’s executive compensation programs, the compensation paid to the Company’s Named Executives, as disclosed pursuant to the compensation disclosure rules of the SEC, including the Executive Compensation section, compensation tables, and any related material disclosed in this Proxy Statement.

The say-on-pay vote is advisory, and therefore not binding on the Company or the Board of Directors. The Board of Directors value the opinions of the Company’s shareholders, and to the extent there is any significant vote against the Named Executives’ compensation as disclosed in this Proxy Statement, the Board will consider the shareholders’ concerns, and the Board will evaluate whether any actions are necessary to address those concerns, particularly in the event that there is a significant vote against the compensation of our Named Executives as disclosed in this Proxy Statement.

Required Vote

The affirmative vote of a majority of the Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon is required to approve the advisory vote on executive compensation. You may vote for or against this resolution, or you may abstain. Abstentions which are not considered “votes cast,” will reduce the absolute number, but not the overall percentage, of the affirmative votes required to approve the advisory vote on executive compensation. Because this vote is advisory, it will not be binding upon the Board. However, the Board will consider the outcome of the vote, along with other relevant factors, in evaluating its executive compensation plan.

Recommendation of the Board of Directors

The Board of Directors recommends that shareholders vote “FOR” Proposal 3, approving the compensation of the Company’s Named Executives.

OTHER INFORMATION

Deadline for Shareholder Proposals for Next Annual Meeting

Proposals of shareholders for inclusion in the Company’s Proxy Statement for the next Annual Meeting of Shareholders pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934 (“Rule 14a-8”) must satisfy the requirements of Rule 14a-8 and be received by the Secretary of the Company at Ecology and Environment, Inc., 368 Pleasant View Drive, Lancaster, New York, 14086, no later than December 21, 2017. Nominations for director elections or other business proposals that Shareholders of the Company wish to put before the Shareholders of the Company at the next Annual Meeting must meet the requirements of Article II, Section 4 of the Company’s Restated By-Laws, as amended, and must be received by the Secretary of the Company, at the address stated above, no earlier than October 22, 2017 and no later than December 21, 2017. In no event shall any adjournment or postponement of an Annual Meeting or the announcement thereof commence a new time period for the giving of a shareholder’s notice as described above.

Independent Public Accountants

The Audit Committee meets with the Company’s independent registered accounting firm to approve the annual scope of accounting services to be performed, including all audit, audit-related, and non-audit services, and the related fee estimates. The Audit Committee also meets with the Company’s independent registered accounting firm on a quarterly basis, following completion of their quarterly reviews and annual audit before our earnings announcements, to review the results of their work. As appropriate, management and our independent registered accounting firm update the Audit Committee with material changes to any service engagement and related fee estimates as compared to amounts previously approved. Under its charter, the Audit Committee has the authority and responsibility to review and approve, in advance, any audit and proposed permissible non-audit services to be provided to the Company by its independent registered public accounting firm.

Effective November 6, 2015, the Company dismissed its registered independent accounting firm, Schneider Downs & Co. Inc. and engaged Ernst & Young LLP as the successor independent registered accounting firm to provide audit and certain audit-related services. The aggregate fees billed by Ernst & Young LLP to the Company for audit and audit-related services during fiscal years 2016 and 2015 are summarized in the following table.

	Fiscal Year Ended July 31,
	2016	2015
Audit fees	$416,309	$	*
Audit-related fees	—		*

Total	$416,309	$	*

*	Not applicable.

The aggregate fees billed by Schneider Downs & Co. Inc. to the Company for audit and audit-related services during fiscal years 2016 and 2015 are summarized in the following table.

	Fiscal Year Ended July 31,
	2016	2015
Audit fees	$52,979	$442,747
Audit-related fees	30,259	45,045

Total	$83,238	$487,792

Audit Fees

Audit fees include aggregate fees paid or accrued for the audit of the annual financial statements included in the Company’s Annual Report on Form 10-K, reviews of the financial statements included in the Company’s quarterly reports on Form 10-Q, and expenses incurred related to audit services.

Audit Related Fees

Audit related fees include aggregate fees accrued for services rendered for audits of the Company’s Defined Contribution Plans and for indirect rate audits.

Pre-approval Policies and Procedures

All audit and non-audit services to be performed by our independent registered public accounting firm must be approved in advance by the Audit Committee. Consistent with applicable law, limited amounts of services, other than audit, review or attest services, may be approved by one or more members of the Audit Committee pursuant to authority delegated by the Audit Committee, provided each such approved service is reported to the full Audit Committee at its next meeting.

All of the engagements and fees for our fiscal year ended July 31, 2016 were approved by the Audit Committee. In connection with the audit of our financial statements for the fiscal year ended July 31, 2016 E&Y only used full-time, permanent employees.

Changes In and Disagreements with Accountants on Accounting and Financial Disclosure.

None.

A representative of Ernst & Young LLP is expected to attend the Annual Meeting, will have the opportunity to make a statement should they desire to do so and to respond to appropriate questions.

Certain Relationships and Related Transactions

Director Gerard A. Gallagher, Jr.’s son, Gerard A. Gallagher, III, serves as Chief Executive Officer and President of the Company and received aggregate compensation of $355,320 for his services during fiscal year 2016. The Company believes that his compensation was commensurate with his peers during fiscal year 2016 and that his relationships during the year were reasonable and in the best interest of the Company.

Directors Michael R. Cellino, M.D., Michael C. Gross and Michael S. Betrus are independent, as that term is used in Item 407(a) of Regulation S-K and Rule 5605(a)(2) of the NASDAQ listing standards, as described in their relevant business experiences set forth on pages 11 and 18 hereof in that none of them is an employee of the Company, nor is there any family relationship of those three individuals to the Company’s other four Directors or any Executive Officer of the Company.

State law requires the Company to inform shareholders of the initiation or renewal of insurance indemnifying itself and its officers and directors. This insurance, which includes claims coverage through Illinois National Insurance Company and excess coverage through Federal Insurance Company, has been renewed for one year beginning August 1, 2016, at a total premium of $137,000.

The Company also has an Employee Benefit Plan Fiduciary Liability Insurance Policy, carried with the Federal Insurance Company, which covers the Company, its subsidiaries, its directors and those officers considered fiduciaries under the Employee Retirement Income Security Act of 1974. This policy has been renewed for one year beginning August 1, 2016 at a premium of $8,794.

It is not contemplated or expected that any business other than that pertaining to the subjects referred to in this Proxy Statement will be brought up for action at the meeting. At the time this Proxy Statement went to press, the Board of Directors did not know of any other matter, which may properly be presented for action at the meeting.

By order of the Board of Directors,

ECOLOGY AND ENVIRONMENT, INC.

Ronald L. Frank

Secretary

ANNEX A

ADDITIONAL INFORMATION REGARDING PARTICIPANTS IN THE SOLICITATION

Under applicable SEC rules and regulations, members of the Board, the Board’s nominees, and certain officers and other employees of the Company are “participants” with respect to the Company’s solicitation of proxies in connection with the Annual Meeting of Shareholders. The following sets forth certain information about such persons (the “Participants”).

Directors and Nominees

The names, ages, and principal occupations of our directors and nominees, each a Participant, are set forth under the sections above titled “Current Executive Officers, and Corporate Governance” and “Proposal 1 — Election of Directors” of this Proxy Statement. The business address for the Company’s Class B director nominee Marshall A. Heinberg is 950 Third Avenue, 4th Floor, New York, NY 10022. The business address for the Company’s Class A director nominee Robert J. Untracht is 80 Central Park West, Apt. 6A, New York, NY 10023-5247. The business address for the Company’s current directors and other nominees is c/o Ecology and Environment, Inc., 368 Pleasant View Drive, Lancaster, New York 14086.

Officers and Employees

Executive officers and employees of the Company who are Participants are Gerard A. Gallagher III, Fred J. McKosky, H. John Mye III and Cheryl A. Karpowicz. The business address for each is c/o Ecology and Environment, Inc., 368 Pleasant View Drive, Lancaster, New York 14086. Their principal occupations are stated under the heading “Current Executive Officers and Directors” in the Proxy Statement.

Information Regarding Ownership of the Company’s Securities by Participants

The number of the Company’s securities beneficially owned by directors and named executive officers as of February 23, 2017 is set forth under the heading “Security Ownership of Management” in the proxy statement.

Company Securities Purchased (February 1, 2015 through February 23, 2017)

Name	Date	Title of Security	Number of Shares	Transaction
Ronald L. Frank	3/18/2015	Class A Common Stock	1,000	Purchase
	10/23/2015	Class A Common Stock	1,000	Purchase
	3/28/2016	Class A Common Stock	1,000	Purchase
	3/31/2016	Class A Common Stock	200	Purchase
	4/1/2016	Class A Common Stock	1	Purchase
	6/16/2016	Class A Common Stock	299	Purchase
	6/20/2016	Class A Common Stock	1000	Purchase
	6/21/2016	Class A Common Stock	500	Purchase
	8/3/2016	Class A Common Stock	207	Purchase
	8/15/2016	Class A Common Stock	793	Purchase
	8/17/2016	Class A Common Stock	1000	Purchase
	8/29/2016	Class A Common Stock	500	Purchase
	9/27/2016	Class A Common Stock	398	Purchase
	10/12/2016	Class A Common Stock	31	Purchase
	10/26/2016	Class A Common Stock	71	Purchase
	10/28/2016	Class A Common Stock	500	Purchase
	10/31/2016	Class A Common Stock	500	Purchase
	2/8/2017	Class A Common Stock	500	Purchase
	2/8/2017	Class A Common Stock	500	Purchase
Gerard A. Gallagher, III	4/14/2016	Class B Common Stock	1,120	Purchase

Miscellaneous Information Concerning Participants

Other than as set forth in this Annex A or in the proxy statement and based on the information provided by each Participant, none of the Participants or their associates (i) beneficially owns, directly or indirectly, or owns of record but not beneficially, any shares of Common Stock or other securities of the Company or any of our subsidiaries or (ii) has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting. In addition, except for the Restrictive Agreement described in the Proxy Statement, neither the Company nor any of the Participants listed above is now or has been within the past year a party to any contract, arrangement or understanding with any person with respect to any of the Company’s securities, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits or the giving or withholding of proxies.

Other than as set forth in this Annex A or in the Proxy Statement and based on the information provided by each Participant, neither the Company nor any of the Participants listed above or any of their associates have or will have (i) any arrangements or understandings with any person with respect to any future employment by the Company or its affiliates or with respect to any future transactions to which the Company or any of its affiliates will or may be a party or (ii) a direct or indirect material interest in any transaction or series of similar transactions since the beginning of our last fiscal year or any currently proposed transactions, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party in which the amount involved exceeds $120,000.

ANNEX B

ECOLOGY AND ENVIRONMENT, INC.

2016 Stock Award Plan

1. Purpose: The Stock Award Plan (the “Plan”) is intended to (a) provide incentives which will attract and retain highly competent persons as officers, and key employees of ECOLOGY AND ENVIRONMENT, INC. (the “Company”) and its subsidiaries, and (b) provide a mechanism to compensate the Company’s non-employee directors with stock in lieu of cash compensation by providing them with Class A Common Stock of the Company which are treasury shares (“Common Stock”) pursuant to awards (“Awards”) described herein.

2. Administration: The Board of Directors (“Board”) of the Company shall supervise and administer the Plan. Any questions of interpretation of the Plan or of any Awards issued under it shall be determined by the Board and such determination shall be final and binding upon all persons. Any or all powers and discretions vested in the Board under the Plan (except the power to amend or terminate the Plan) may be exercised by a committee of at least three directors (the “Committee”) authorized by the Board to do so. A majority of members of the Committee shall constitute a quorum, and all determinations of the Committee shall be made by a majority of its members. Any determination of the Committee under the Plan may be made without notice or meeting of the Committee, by a writing signed by a majority of the Committee members.

3. Participants: Participants shall consist of such key employees (including officers) or (b) directors of the Company or any or all of its present or future subsidiaries as the Board, in its sole discretion, determines to be mainly responsible for the success and future growth and profitability of the Company and whom the Board may designate from time to time to receive Awards under the Plan. Awards may be granted under this Plan to persons who have previously received Awards or other benefits under this or other plans of the Company.

4. Shares Reserved Under the Plan: There is hereby reserved for issuance as Awards under the Plan an aggregate of 200,000 shares of Common Stock, par value $0.01, which shall be solely treasury shares.

Any shares subject to Awards may thereafter be subject to new Awards under this Plan if shares of Common Stock are issued under such Awards and are thereafter reacquired by the Company pursuant to rights reserved by the Company upon issuance thereof.

5. Awards: Awards will consist of Common Stock transferred to Participants (a) as a bonus for service rendered by employees (including officers) to the Company or (b) as payment of fee for services rendered by directors, without other payment therefor, based upon the fair market value of the Common Stock at the time of the Award. Certificates evidencing such shares shall be issued in the sole name of the Participant and held by the Company in Escrow until any restrictions to which they are subject shall lapse.

6. Adjustment Provisions: If the Company shall at any time change the number of issued shares of Common Stock without new consideration to the Company (by stock dividends, stock splits, or similar transactions), the total number of shares reserved for issuance under the Plan and the number of shares covered by each outstanding Award shall be adjusted so that the value of each such Award shall not be changed. Awards may also contain provisions for their continuation or for other equitable adjustments after changes in the Common Stock resulting from reorganization, sale, merger, consolidation or similar occurrences. Notwithstanding the above, if such adjustment results in the total number of shares reserved for issuance which is greater than the number of Class A Common Stock treasury shares then issued, the total number of shares reserved for issuance shall not exceed the then issued Class A Common Stock treasury shares.

7. Nontransferability: Each Award granted under the Plan to a Participant shall not be transferable by him otherwise than by will or the laws of descent and distribution. In the event of the death of a Participant during employment or prior to the termination of any Award held by him hereunder, each Award theretofore granted to him shall be payable to the extent provided therein but not later than one year after his death (and not beyond the stated duration of the Award). Any such payment shall be made only:

(a) To the executor or administrator of the estate of the deceased Participant or the person or persons to whom the deceased Participant’s rights under the Award shall pass by will or the laws of descent and distribution; and

(b) To the extent, if any, that the deceased Participant was entitled at the date of his death.

8. Other Provisions: Any Award under the Plan may also be subject to such other provision (whether or not applicable to the Award to any other Participant) as the Board determines appropriate, including without limitation, provisions for the forfeiture of and restrictions on the sale, resale or other disposition of shares acquired under any Award, provisions giving the Company the right to repurchase shares acquired under any Award, provisions to comply with federal and state securities or tax laws, or understandings or conditions as to the Participant’s employment in addition to those specifically provided for under the Plan.

9. Tenure: A Participant’s right, if any, to continue to serve the Company and its subsidiaries as an officer, director, employee or otherwise, shall not be enlarged or otherwise affected by his designation as a Participant under the Plan.

10. Duration, Amendment, and Termination: No Award shall be granted more than five (5) years after the date of adoption of this Plan; provided, however, that the terms and conditions applicable to any Award granted within such period may thereafter be amended or modified by mutual agreement between the Company and the Participant or such other persons as may then have an interest therein. Also, by mutual agreement between the Company and a Participant, or under any future plan of the Company, Awards may be granted to such Participant in substitution and exchange for, and in cancellation of, any Awards previously granted such Participant under this Plan, or any benefit previously or thereafter granted to him under any future plan of the Company. The Board may amend the Plan from time to time or terminate the Plan at any time. However, no action authorized by this paragraph shall reduce the amount of any existing Award or change the terms and conditions thereof without the Participant’s consent.

Adopted by the Board of Directors of Ecology and Environment, Inc. effective October 26, 2016.

ANNUAL MEETING OF SHAREHOLDERS OF

ECOLOGY AND ENVIRONMENT, INC.

CLASS A

April 20, 2017

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, proxy statement and proxy card

are available at http://www.ecologyandenvironmentinc.com/proxy

Please sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

i   Please detach along perforated line and mail in the envelope provided. i

∎ 20233000000000000000 7	042017

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
						FOR	AGAINST	ABSTAIN
1. ELECTION OF CLASS A DIRECTORS:				2.	The approval of the Company’s 2016 Stock Award Plan	☐	☐	☐
		NOMINEES:
☐	FOR ALL NOMINEES	O Robert J. Untracht O Michael S. Betrus		3.	The approval of the compensation of the named executive officers.	☐	☐	☐

☐	WITHHOLD AUTHORITY FOR ALL NOMINEES			4.	In their discretion, the proxies are hereby authorized to vote on such other matters as may properly come before the meeting.
☐	FOR ALL EXCEPT (See instructions below)

The undersigned acknowledges receipt from the Company before the execution of this proxy of the Notice of Annual Meeting of Shareholders, a Proxy Statement for the Annual Meeting of Shareholders and the 2016 Annual Report to Shareholders.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposal 1, FOR Proposal 2, and FOR Proposal 3.

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●				PLEASE MARK, DATE, SIGN AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

			☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

∎

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

∎

0                        ∎

CLASS A COMMON STOCK

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

ECOLOGY AND ENVIRONMENT, INC.

368 Pleasant View Drive

Lancaster, New York 14086

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Frank B. Silvestro and Ronald L. Frank as Proxies, each with the power to appoint his substitute, and hereby authorizes either of them to represent and to vote, as designated on the reverse side, all the shares of Class A Common Stock of Ecology and Environment, Inc. (the “Company”) held of record by either of the undersigned on March     , 2017 at the Annual Meeting of Shareholders to be held on April 20, 2017, or any adjournments thereof.

(Continued and to be signed on the reverse side)

∎ 1.1	14475 ∎

ANNUAL MEETING OF SHAREHOLDERS OF

ECOLOGY AND ENVIRONMENT, INC.

CLASS A

April 20, 2017

PROXY VOTING INSTRUCTIONS

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

COMPANY NUMBER
ACCOUNT NUMBER

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at http://www.ecologyandenvironmentinc.com/proxy

i  Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. i

∎ 20233000000000000000 7	042017

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

						FOR	AGAINST	ABSTAIN
1. ELECTION OF CLASS A DIRECTORS:				2.	The approval of the Company’s 2016 Stock Award Plan.	☐	☐	☐

		NOMINEES:		3.	The approval of the compensation of the	☐	☐	☐
☐	FOR ALL NOMINEES	O Robert J. Untracht			named executive officers.
		O Michael S. Betrus		4.	In their discretion, the proxies are hereby authorized to vote on such other matters as may properly come before the meeting.
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES
☐	FOR ALL EXCEPT (See instructions below)

The undersigned acknowledges receipt from the Company before the execution of this proxy of the Notice of Annual Meeting of Shareholders, a Proxy Statement for the Annual Meeting of Shareholders and the 2016 Annual Report to Shareholders.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposal 1, FOR Proposal 2, and FOR Proposal 3.

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●				PLEASE MARK, DATE, SIGN AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

			☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

∎

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

∎

ANNUAL MEETING OF SHAREHOLDERS OF

ECOLOGY AND ENVIRONMENT, INC.

CLASS B

April 20, 2017

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, proxy statement and proxy card

are available at http://www.ecologyandenvironmentinc.com/proxy

Please sign,date and mail

your proxy card in the

envelope provided as soon

as possible.

i   Please detach along perforated line and mail in the envelope provided. i

∎ 20533000000000000000 4	042017

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

						FOR	AGAINST	ABSTAIN
1. ELECTION OF CLASS B DIRECTORS:				2.	The approval of the Company’s 2016 Stock Award Plan.	☐	☐	☐

				3.	The approval of the compensation of the named executive officers.	☐	☐	☐

		NOMINEES:		4.	In their discretion, the proxies are hereby authorized to vote on such other matters as may properly come before the meeting.

☐	FOR ALL NOMINEES	O Frank B. Silvestro O Gerald A. Strobel O Ronald L. Frank O Marshall A. Heinberg O Michael C. Gross

☐	WITHHOLD AUTHORITY FOR ALL NOMINEES			The undersigned acknowledges receipt from the Company before the execution of this proxy of the Notice of Annual Meeting of Shareholders, a Proxy Statement for the Annual Meeting of Shareholders and the 2016 Annual Report to Shareholders.
☐	FOR ALL EXCEPT (See instructions below)

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposal 1, FOR Proposal 2, and FOR Proposal 3.

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●				PLEASE MARK, DATE, SIGN AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

∎

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

∎

0                        ∎

CLASS B COMMON STOCK

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

ECOLOGY AND ENVIRONMENT, INC.

368 Pleasant View Drive

Lancaster, New York 14086

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Frank B. Silvestro and Ronald L. Frank as Proxies, each with the power to appoint his substitute, and hereby authorizes either of them to represent and to vote, as designated on the reverse side, all the shares of Class B Common Stock of Ecology and Environment, Inc. (the “Company”) held of record by either of the undersigned on March     , 2017 at the Annual Meeting of Shareholders to be held on April 20, 2017, or any adjournments thereof.

(Continued and to be signed on the reverse side)

∎ 1.1	14475 ∎

ANNUAL MEETING OF SHAREHOLDERS OF

ECOLOGY AND ENVIRONMENT, INC.

CLASS B

April 20, 2017

PROXY VOTING INSTRUCTIONS

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

COMPANY NUMBER
ACCOUNT NUMBER

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at http://www.ecologyandenvironmentinc.com/proxy

i  Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. i

∎ 20533000000000000000 4	042017

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

						FOR	AGAINST	ABSTAIN
1. ELECTION OF CLASS B DIRECTORS:				2.	The approval of the Company’s 2016 Stock Award Plan	☐	☐	☐

				3.	The approval of the compensation of the named executive officers.	☐	☐	☐

		NOMINEES:		4.	In their discretion, the proxies are hereby authorized to vote on such other matters as may properly come before the meeting.

☐	FOR ALL NOMINEES	O Frank B. Silvestro O Gerald A. Strobel O Ronald L. Frank O Marshall A. Heinberg O Michael C. Gross

☐	WITHHOLD AUTHORITY FOR ALL NOMINEES

The undersigned acknowledges receipt from the Company before the execution of this proxy of the Notice of Annual Meeting of Shareholders, a Proxy Statement for the Annual Meeting of Shareholders and the 2016 Annual Report to Shareholders.

☐	FOR ALL EXCEPT (See instructions below)

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposal 1, FOR Proposal 2, and FOR Proposal 3.

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●				PLEASE MARK, DATE, SIGN AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

∎

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

∎

ANNUAL MEETING OF SHAREHOLDERS OF

ECOLOGY AND ENVIRONMENT, INC.

401  (k)

April 20, 2017

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, proxy statement and proxy card

are available at http://www.ecologyandenvironmentinc.com/proxy

Please sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

i   Please detach along perforated line and mail in the envelope provided.  i

∎ 20233000000000000000 7	042017

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
						FOR	AGAINST	ABSTAIN
1. ELECTION OF CLASS A DIRECTORS:				2.	The approval of the Company’s 2016 Stock Award Plan.	☐	☐	☐
		NOMINEES:
☐	FOR ALL NOMINEES	O Robert J. Untracht O Michael S. Betrus		3.	The approval of the compensation of the named executive officers.	☐	☐	☐

☐	WITHHOLD AUTHORITY FOR ALL NOMINEES			4.	In their discretion, the proxies are hereby authorized to vote on such other matters as may properly come before the meeting.
☐	FOR ALL EXCEPT (See instructions below)

The undersigned acknowledges receipt from the Company before the execution of this proxy of the Notice of Annual Meeting of Shareholders, a Proxy Statement for the Annual Meeting of Shareholders and the 2016 Annual Report to Shareholders.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposal 1, FOR Proposal 2, and FOR Proposal 3.

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●				PLEASE MARK, DATE, SIGN AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

			☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

∎

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

∎

0                        ∎

CLASS A COMMON STOCK - 401(k)

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

ECOLOGY AND ENVIRONMENT, INC.

368 Pleasant View Drive

Lancaster, New York 14086

THIS PROXY INSTRUCTION IS REQUESTED BY PUTNAM FIDUCIARY TRUST COMPANY IN CONJUNCTION WITH A PROXY SOLICITATION BY THE BOARD OF DIRECTORS OF ECOLOGY AND ENVIRONMENT, INC.

The undersigned hereby instructs Putnam Fiduciary Trust Company, as Trustee*, to vote, as designated hereon, all the shares of Class A Common Stock of Ecology and Environment, Inc. (the “Company”) which the undersigned would be entitled to vote at the Annual Meeting of Shareholders to be held on April 20, 2017, or any adjournments thereof.

*AMERICAN STOCK TRANSFER AND TRUST COMPANY WILL TALLY THE VOTES.

Putnam Fiduciary Trust Company will vote the shares represented by this Voting Instruction Form if it is properly completed, signed, and received by Putnam Fiduciary Trust Company before 5:00 p.m. EST on April 19, 2017. Please note that if this Voting Instruction Form is not properly completed and signed, or it is not received by Putnam Fiduciary Trust Company, as indicated above, the shares allocated to the participant’s account will not be voted. If the Voting Instruction Form is signed, but no direction is given, the shares will be voted FOR Proposal 1, FOR Proposal 2, and FOR Proposal 3.

(Continued and to be signed on the reverse side)

∎ 1.1	14475 ∎

ANNUAL MEETING OF SHAREHOLDERS OF

ECOLOGY AND ENVIRONMENT, INC.

401 (k)

April 20, 2017

PROXY VOTING INSTRUCTIONS

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

COMPANY NUMBER
ACCOUNT NUMBER

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at http://www.ecologyandenvironmentinc.com/proxy

i  Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.  i

∎ 20233000000000000000 7	042017

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
						FOR	AGAINST	ABSTAIN
1. ELECTION OF CLASS A DIRECTORS:				2.	The approval of the Company’s 2016 Stock Award Plan.	☐	☐	☐
		NOMINEES:
☐	FOR ALL NOMINEES	O Robert J. Untracht O Michael S. Betrus		3.	The approval of the compensation of the named executive officers.	☐	☐	☐

☐	WITHHOLD AUTHORITY FOR ALL NOMINEES			4.	In their discretion, the proxies are hereby authorized to vote on such other matters as may properly come before the meeting.
☐	FOR ALL EXCEPT (See instructions below)

The undersigned acknowledges receipt from the Company before the execution of this proxy of the Notice of Annual Meeting of Shareholders, a Proxy Statement for the Annual Meeting of Shareholders and the 2016 Annual Report to Shareholders.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposal 1, FOR Proposal 2, and FOR Proposal 3.

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●				PLEASE MARK, DATE, SIGN AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

			☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

∎

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

∎